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                                                                EXHIBIT 99.17(b)
                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Florida Insured Tax Free Portfolio, Hawaii Tax Free Portfolio and Kansas Tax Free Portfolio, each a New York trust, do hereby severally constitute and appoint H. Day Brigham, Jr., Thomas J. Fetter and Thomas Otis, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Municipals Trust II on behalf of any existing or proposed series with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

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
         Name                                   Capacity                    Date
         ----                                   --------                    ----

 /s/ Donald R. Dwight                       Trustee                    January 10, 1994
-----------------------------
Donald R. Dwight


/s/ James B. Hawkes                         Trustee                    January 10, 1994
-----------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III                    Trustee                    January 10, 1994
-----------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                        Trustee                    January 10, 1994
-----------------------------
Norton H. Reamer


/s/ John L. Thorndike                       Trustee                    January 10, 1994
-----------------------------
John L. Thorndike


/s/ Jack L. Treynor                         Trustee                    January 10, 1994
-----------------------------

Jack L. Treynor


/s/ Thomas J. Fetter                        President (Chief           January 10, 1994
-----------------------------               Executive Officer)
Thomas J. Fetter


/s/ James L. O'Connor                       Treasurer and              January 10, 1994
-----------------------------               Principal Financial
James L. O'Connor                           and Accounting
                                            Officer
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